Exhibit 4.1
CERTIFICATE OF TRUST
OF

SOUTHWEST CAPITAL TRUST II
THIS CERTIFICATE OF TRUST OF SOUTHWEST CAPITAL TRUST II (the “Trust”) is being duly executed and filed by the undersigned on behalf of the Trust to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. §§3801 et seq.) (as amended, the “Statutory Trust Act”).
1.	Name. The name of the statutory trust being formed is “Southwest Capital Trust II.”

2.	Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is as follows:
U.S. Bank Trust National Association
300 Delaware Avenue, 9th floor
Wilmington, DE 19801
                     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust in accordance with Section 3811(a) of the Statutory Trust Act.

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By: Name:	/s/ Earl W. Dennison Jr. Earl W. Dennison Jr.
Title:	Vice President

TRUST AGREEMENT
OF
SOUTHWEST CAPITAL TRUST II
     THIS TRUST AGREEMENT is made as of May 29, 2008 (this “Agreement”), by and among Southwest Bancorp, Inc., as depositor (the “Depositor”), and U.S. Bank Trust National Association, as property trustee (the “Trustee”). The parties hereto hereby agree as follows:
1. The trust created hereby shall be known as “Southwest Capital Trust II” (the “Trust”), in which name the Trustee or the Depositor, to the extent provided herein, may conduct the business of the Trust, make and execute contracts, and sue and be sued.
2. The Depositor hereby assigns, transfers, conveys and sets over to the Trust the sum of $1.00. The Trustee hereby acknowledges receipt of such amount in trust from the Depositor, which amount shall constitute the initial trust estate. The Trustee hereby declares that it will hold the trust estate in trust for the Depositor. It is the intention of the parties hereto that the Trust created hereby constitute a statutory trust under 12 Del. C. § 3801, et seq. (the “Delaware Act”), and that this Agreement constitute the governing instrument of the Trust. The Trustee is hereby authorized and directed to execute and file a certificate of trust with the Secretary of State of the State of Delaware in accordance with the Delaware Act.
3. The Depositor and the Trustee will enter into an amended and restated trust agreement satisfactory to each such party to provide for the contemplated operation of the Trust created hereby. Prior to the execution and delivery of such amended and restated trust agreement the Depositor shall take or cause to be taken any action as may be necessary to obtain prior to such execution and delivery any licenses, consents or approvals required by applicable law or otherwise. Notwithstanding the foregoing, and subject to Section 5 hereof, the Trustee may take all actions requested by the Depositor which the Depositor deems necessary, convenient or incidental to effect the transactions contemplated herein. Except as otherwise expressly required by Sections 2 or 5 herein, the Trustee shall not have any duty or obligation under or in connection with the Trust, this Agreement, or any document contemplated hereby, including, without limitation, with respect to the administration of the Trust, and no implied duties or obligations shall be inferred from or read into this Agreement against or with respect to the Trustee. The Trustee has no duty or obligation to supervise or monitor the performance of, or compliance with this Agreement by, the Depositor or any beneficial owner or any other trustee of the Trust. The Trustee shall not be liable for the acts or omissions of the Depositor or any beneficial owners or any other trustee of the Trust nor shall the Trustee be liable for any act or omission by it in good faith in accordance with the directions of the Depositor. The right of the Trustee to perform any discretionary act enumerated herein shall not be construed as a duty.
4. The Depositor, as a depositor of the Trust, is hereby authorized, in its discretion, (i) to negotiate, execute, deliver and perform on behalf of the Trust one or more (a) purchase agreements, escrow agreements, subscription agreements and other similar or related agreements providing for or relating to the sale and issuance of beneficial interests and/or any other interests in the Trust, and (b) assignments, asset transfer agreements, leases, and other similar or related agreements providing for or relating to the acquisition and/or disposition of assets by the Trust; (ii) to take any and all actions to enable the Trust to hold assets, including without limitation, to invest and reinvest funds contributed to the Trust from time to time; (iii) to prepare, execute and file any required tax returns; (iv) to cause the Trust to issue from time to time beneficial interests and/or other interests in the Trust in exchange for such consideration to be contributed to the Trust as the Depositor deems appropriate and cause the Trust to issue from time to time one or more certificates, in such form as it deems appropriate, evidencing such interests in the Trust; and (v) to prepare, execute and deliver on behalf of the Trust any and all documents, papers and instruments as it deems desirable in connection with any of the foregoing.
5. The Trustee is authorized to take such action or refrain from taking such action under this Agreement as it may be directed in writing by or on behalf of the Depositor from time to time; provided, however, that the Trustee shall not be required to take or refrain from taking any such action if it shall have determined, or shall have been advised by counsel, that such performance is likely to involve the Trustee in personal liability or is contrary to the terms of this Agreement or of any document contemplated hereby to which the Trust or the Trustee is a party or is otherwise contrary to law. If at any time the Trustee determines that it requires or desires guidance regarding the application of any provision of this Agreement or any other document, or regarding compliance with any direction received by it hereunder, then the Trustee may deliver a notice to the Depositor requesting written instructions as to the course of action desired by the Depositor, and such instructions by or on behalf of the Depositor shall constitute full and complete authorization and protection for actions taken and other performance by the Trustee in reliance thereon. Until the Trustee has received such instructions after delivering such notice, it may refrain from taking any action with respect to the matters described in such notice.
6. The Depositor hereby agrees to (i) reimburse the Trustee for all reasonable expenses (including reasonable fees and expenses of counsel and other experts), (ii) indemnify, defend and hold harmless the Trustee and the officers, directors, employees and agents of the Trustee (collectively, including the Trustee in its individual capacity, the “Indemnified Persons”) from and against any and all losses, damages, liabilities, claims, actions, suits, costs, expenses, disbursements (including the reasonable fees and expenses of counsel), taxes and penalties of any kind and nature whatsoever (collectively, “Expenses”), to the extent that such Expenses arise out of or are imposed upon or asserted at any time against such Indemnified Persons with respect to the performance of this Agreement, the creation, operation, administration or termination of the Trust, or the transactions contemplated hereby; provided, however, that the Depositor shall not be required to indemnify an Indemnified Person for Expenses to the extent such Expenses result from the willful misconduct, bad faith or negligence of such Indemnified Person, and (iii) advance to each such Indemnified Person Expenses (including reasonable fees and expenses of counsel) incurred by such Indemnified Person, in defending any claim, demand, action, suit or proceeding prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Depositor of an undertaking, by or on behalf of such Indemnified Person, to repay such amount if it shall be determined that such Indemnified Person is not entitled to be indemnified therefor under this Section 6. The obligations of the Depositor under this Section 6 shall survive the resignation or removal of any trustee of the Trust, shall survive the termination of this Agreement and the termination of the Trust.

7. The number of trustees of the Trust initially shall be one (1) and thereafter the number of trustees of the Trust shall be such number as shall be fixed from time to time by a written instrument signed by the Depositor which may increase or decrease the number of trustees of the Trust; provided, however, to the extent required by the Delaware Act, there shall at all times be one trustee of the Trust that shall either be a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law. Subject to the foregoing, the Depositor is entitled to appoint or remove without cause any trustee of the Trust at any time. Any trustee of the Trust may resign upon thirty days’ prior notice to the Depositor and the other trustee(s), if any.
8. This Agreement may be executed in one or more counterparts.
9. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to conflict of laws principles); provided, however, that the provisions of 12 Del. C. § 3540 shall not apply to the Trust and provided, further, that notwithstanding the provisions of Section 3809 of the Delaware Act, to the maximum extent permitted by applicable law, no law of the State of Delaware (whether common law, statutory law, or other law) pertaining to trusts, if and to the extent inconsistent with the provisions of this Agreement, shall be applicable to the Trust or the parties to this Agreement. By way of illustration and not of limitation, 12 Del. C. § 3301, et seq. (Fiduciary Relations) shall not be applicable to the Trust or the parties to this Agreement.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

SOUTHWEST BANCORP, INC., as Depositor

By: Name:	/s/ Rick Green Rick Green
Title:	President and Chief Executive Officer

U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee

By: Name:	/s/ Earl W. Dennison, Jr. Earl W. Dennison Jr.
Title:	Vice President

CERTIFICATE OF TRUST
OF
SOUTHWEST CAPITAL TRUST III
THIS CERTIFICATE OF TRUST OF SOUTHWEST CAPITAL TRUST III (the “Trust”) is being duly executed and filed by the undersigned on behalf of the Trust to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. §§3801 et seq.) (as amended, the “Statutory Trust Act”).
1.	Name. The name of the statutory trust being formed is “Southwest Capital Trust III.”

2.	Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is as follows:
U.S. Bank Trust National Association
300 Delaware Avenue, 9th floor
Wilmington, DE 19801
                     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust in accordance with Section 3811(a) of the Statutory Trust Act.

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By: Name:	/s/ Earl W. Dennison Jr. Earl W. Dennison Jr.
Title:	Vice President

TRUST AGREEMENT
OF
SOUTHWEST CAPITAL TRUST III
          THIS TRUST AGREEMENT is made as of May 29, 2008 (this “Agreement”), by and among Southwest Bancorp, Inc., as depositor (the “Depositor”), and U.S. Bank Trust National Association, as property trustee (the “Trustee”). The parties hereto hereby agree as follows:
1. The trust created hereby shall be known as “Southwest Capital Trust III” (the “Trust”), in which name the Trustee or the Depositor, to the extent provided herein, may conduct the business of the Trust, make and execute contracts, and sue and be sued.
2. The Depositor hereby assigns, transfers, conveys and sets over to the Trust the sum of $1.00. The Trustee hereby acknowledges receipt of such amount in trust from the Depositor, which amount shall constitute the initial trust estate. The Trustee hereby declares that it will hold the trust estate in trust for the Depositor. It is the intention of the parties hereto that the Trust created hereby constitute a statutory trust under 12 Del. C. § 3801, et seq. (the “Delaware Act”), and that this Agreement constitute the governing instrument of the Trust. The Trustee is hereby authorized and directed to execute and file a certificate of trust with the Secretary of State of the State of Delaware in accordance with the Delaware Act.
3. The Depositor and the Trustee will enter into an amended and restated trust agreement satisfactory to each such party to provide for the contemplated operation of the Trust created hereby. Prior to the execution and delivery of such amended and restated trust agreement the Depositor shall take or cause to be taken any action as may be necessary to obtain prior to such execution and delivery any licenses, consents or approvals required by applicable law or otherwise. Notwithstanding the foregoing, and subject to Section 5 hereof, the Trustee may take all actions requested by the Depositor which the Depositor deems necessary, convenient or incidental to effect the transactions contemplated herein. Except as otherwise expressly required by Sections 2 or 5 herein, the Trustee shall not have any duty or obligation under or in connection with the Trust, this Agreement, or any document contemplated hereby, including, without limitation, with respect to the administration of the Trust, and no implied duties or obligations shall be inferred from or read into this Agreement against or with respect to the Trustee. The Trustee has no duty or obligation to supervise or monitor the performance of, or compliance with this Agreement by, the Depositor or any beneficial owner or any other trustee of the Trust. The Trustee shall not be liable for the acts or omissions of the Depositor or any beneficial owners or any other trustee of the Trust nor shall the Trustee be liable for any act or omission by it in good faith in accordance with the directions of the Depositor. The right of the Trustee to perform any discretionary act enumerated herein shall not be construed as a duty.
4. The Depositor, as a depositor of the Trust, is hereby authorized, in its discretion, (i) to negotiate, execute, deliver and perform on behalf of the Trust one or more (a) purchase agreements, escrow agreements, subscription agreements and other similar or related agreements providing for or relating to the sale and issuance of beneficial interests and/or any other interests in the Trust, and (b) assignments, asset transfer agreements, leases, and other similar or related agreements providing for or relating to the acquisition and/or disposition of assets by the Trust; (ii) to take any and all actions to enable the Trust to hold assets, including without limitation, to invest and reinvest funds contributed to the Trust from time to time; (iii) to prepare, execute and file any required tax returns; (iv) to cause the Trust to issue from time to time beneficial interests and/or other interests in the Trust in exchange for such consideration to be contributed to the Trust as the Depositor deems appropriate and cause the Trust to issue from time to time one or more certificates, in such form as it deems appropriate, evidencing such interests in the Trust; and (v) to prepare, execute and deliver on behalf of the Trust any and all documents, papers and instruments as it deems desirable in connection with any of the foregoing.
5. The Trustee is authorized to take such action or refrain from taking such action under this Agreement as it may be directed in writing by or on behalf of the Depositor from time to time; provided, however, that the Trustee shall not be required to take or refrain from taking any such action if it shall have determined, or shall have been advised by counsel, that such performance is likely to involve the Trustee in personal liability or is contrary to the terms of this Agreement or of any document contemplated hereby to which the Trust or the Trustee is a party or is otherwise contrary to law. If at any time the Trustee determines that it requires or desires guidance regarding the application of any provision of this Agreement or any other document, or regarding compliance with any direction received by it hereunder, then the Trustee may deliver a notice to the Depositor requesting written instructions as to the course of action desired by the Depositor, and such instructions by or on behalf of the Depositor shall constitute full and complete authorization and protection for actions taken and other performance by the Trustee in reliance thereon. Until the Trustee has received such instructions after delivering such notice, it may refrain from taking any action with respect to the matters described in such notice.
6. The Depositor hereby agrees to (i) reimburse the Trustee for all reasonable expenses (including reasonable fees and expenses of counsel and other experts), (ii) indemnify, defend and hold harmless the Trustee and the officers, directors, employees and agents of the Trustee (collectively, including the Trustee in its individual capacity, the “Indemnified Persons”) from and against any and all losses, damages, liabilities, claims, actions, suits, costs, expenses, disbursements (including the reasonable fees and expenses of counsel), taxes and penalties of any kind and nature whatsoever (collectively, “Expenses”), to the extent that such Expenses arise out of or are imposed upon or asserted at any time against such Indemnified Persons with respect to the performance of this Agreement, the creation, operation, administration or termination of the Trust, or the transactions contemplated hereby; provided, however, that the Depositor shall not be required to indemnify an Indemnified Person for Expenses to the extent such Expenses result from the willful misconduct, bad faith or negligence of such Indemnified Person, and (iii) advance to each such Indemnified Person Expenses (including reasonable fees and expenses of counsel) incurred by such Indemnified Person, in defending any claim, demand, action, suit or proceeding prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Depositor of an undertaking, by or on behalf of such Indemnified Person, to repay such amount if it shall be determined that such Indemnified Person is not entitled to be indemnified therefor under this Section 6. The obligations of the Depositor under this Section 6 shall survive the resignation or removal of any trustee of the Trust, shall survive the termination of this Agreement and the termination of the Trust.

7. The number of trustees of the Trust initially shall be one (1) and thereafter the number of trustees of the Trust shall be such number as shall be fixed from time to time by a written instrument signed by the Depositor which may increase or decrease the number of trustees of the Trust; provided, however, to the extent required by the Delaware Act, there shall at all times be one trustee of the Trust that shall either be a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law. Subject to the foregoing, the Depositor is entitled to appoint or remove without cause any trustee of the Trust at any time. Any trustee of the Trust may resign upon thirty days’ prior notice to the Depositor and the other trustee(s), if any.
8. This Agreement may be executed in one or more counterparts.
9. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to conflict of laws principles); provided, however, that the provisions of 12 Del. C. § 3540 shall not apply to the Trust and provided, further, that notwithstanding the provisions of Section 3809 of the Delaware Act, to the maximum extent permitted by applicable law, no law of the State of Delaware (whether common law, statutory law, or other law) pertaining to trusts, if and to the extent inconsistent with the provisions of this Agreement, shall be applicable to the Trust or the parties to this Agreement. By way of illustration and not of limitation, 12 Del. C. § 3301, et seq. (Fiduciary Relations) shall not be applicable to the Trust or the parties to this Agreement.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

SOUTHWEST BANCORP, INC., as Depositor

By: Name:	/s/ Rick Green Rick Green
Title:	President and Chief Executive Officer

U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee

By Name:	/s/ Earl W. Dennison, Jr. Earl W. Dennison Jr.
Title:	Vice President

CERTIFICATE OF TRUST

OF

SOUTHWEST CAPITAL TRUST IV
THIS CERTIFICATE OF TRUST OF SOUTHWEST CAPITAL TRUST IV (the “Trust”) is being duly executed and filed by the undersigned on behalf of the Trust to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. §§3801 et seq.) (as amended, the “Statutory Trust Act”).
1.	Name. The name of the statutory trust being formed is “Southwest Capital Trust IV.”

2.	Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is as follows:
U.S. Bank Trust National Association
300 Delaware Avenue, 9th floor
Wilmington, DE 19801
                     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust in accordance with Section 3811(a) of the Statutory Trust Act.

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By: Name:	/s/ Earl W. Dennison Jr. Earl W. Dennison Jr.
Title:	Vice President

TRUST AGREEMENT
OF
SOUTHWEST CAPITAL TRUST IV
          THIS TRUST AGREEMENT is made as of May 29, 2008 (this “Agreement”), by and among Southwest Bancorp, Inc., as depositor (the “Depositor”), and U.S. Bank Trust National Association, as property trustee (the “Trustee”). The parties hereto hereby agree as follows:
1. The trust created hereby shall be known as “Southwest Capital Trust IV” (the “Trust”), in which name the Trustee or the Depositor, to the extent provided herein, may conduct the business of the Trust, make and execute contracts, and sue and be sued.
2. The Depositor hereby assigns, transfers, conveys and sets over to the Trust the sum of $1.00. The Trustee hereby acknowledges receipt of such amount in trust from the Depositor, which amount shall constitute the initial trust estate. The Trustee hereby declares that it will hold the trust estate in trust for the Depositor. It is the intention of the parties hereto that the Trust created hereby constitute a statutory trust under 12 Del. C. § 3801, et seq. (the “Delaware Act”), and that this Agreement constitute the governing instrument of the Trust. The Trustee is hereby authorized and directed to execute and file a certificate of trust with the Secretary of State of the State of Delaware in accordance with the Delaware Act.
3. The Depositor and the Trustee will enter into an amended and restated trust agreement satisfactory to each such party to provide for the contemplated operation of the Trust created hereby. Prior to the execution and delivery of such amended and restated trust agreement the Depositor shall take or cause to be taken any action as may be necessary to obtain prior to such execution and delivery any licenses, consents or approvals required by applicable law or otherwise. Notwithstanding the foregoing, and subject to Section 5 hereof, the Trustee may take all actions requested by the Depositor which the Depositor deems necessary, convenient or incidental to effect the transactions contemplated herein. Except as otherwise expressly required by Sections 2 or 5 herein, the Trustee shall not have any duty or obligation under or in connection with the Trust, this Agreement, or any document contemplated hereby, including, without limitation, with respect to the administration of the Trust, and no implied duties or obligations shall be inferred from or read into this Agreement against or with respect to the Trustee. The Trustee has no duty or obligation to supervise or monitor the performance of, or compliance with this Agreement by, the Depositor or any beneficial owner or any other trustee of the Trust. The Trustee shall not be liable for the acts or omissions of the Depositor or any beneficial owners or any other trustee of the Trust nor shall the Trustee be liable for any act or omission by it in good faith in accordance with the directions of the Depositor. The right of the Trustee to perform any discretionary act enumerated herein shall not be construed as a duty.
4. The Depositor, as a depositor of the Trust, is hereby authorized, in its discretion, (i) to negotiate, execute, deliver and perform on behalf of the Trust one or more (a) purchase agreements, escrow agreements, subscription agreements and other similar or related agreements providing for or relating to the sale and issuance of beneficial interests and/or any other interests in the Trust, and (b) assignments, asset transfer agreements, leases, and other similar or related agreements providing for or relating to the acquisition and/or disposition of assets by the Trust; (ii) to take any and all actions to enable the Trust to hold assets, including without limitation, to invest and reinvest funds contributed to the Trust from time to time; (iii) to prepare, execute and file any required tax returns; (iv) to cause the Trust to issue from time to time beneficial interests and/or other interests in the Trust in exchange for such consideration to be contributed to the Trust as the Depositor deems appropriate and cause the Trust to issue from time to time one or more certificates, in such form as it deems appropriate, evidencing such interests in the Trust; and (v) to prepare, execute and deliver on behalf of the Trust any and all documents, papers and instruments as it deems desirable in connection with any of the foregoing.
5. The Trustee is authorized to take such action or refrain from taking such action under this Agreement as it may be directed in writing by or on behalf of the Depositor from time to time; provided, however, that the Trustee shall not be required to take or refrain from taking any such action if it shall have determined, or shall have been advised by counsel, that such performance is likely to involve the Trustee in personal liability or is contrary to the terms of this Agreement or of any document contemplated hereby to which the Trust or the Trustee is a party or is otherwise contrary to law. If at any time the Trustee determines that it requires or desires guidance regarding the application of any provision of this Agreement or any other document, or regarding compliance with any direction received by it hereunder, then the Trustee may deliver a notice to the Depositor requesting written instructions as to the course of action desired by the Depositor, and such instructions by or on behalf of the Depositor shall constitute full and complete authorization and protection for actions taken and other performance by the Trustee in reliance thereon. Until the Trustee has received such instructions after delivering such notice, it may refrain from taking any action with respect to the matters described in such notice.
6. The Depositor hereby agrees to (i) reimburse the Trustee for all reasonable expenses (including reasonable fees and expenses of counsel and other experts), (ii) indemnify, defend and hold harmless the Trustee and the officers, directors, employees and agents of the Trustee (collectively, including the Trustee in its individual capacity, the “Indemnified Persons”) from and against any and all losses, damages, liabilities, claims, actions, suits, costs, expenses, disbursements (including the reasonable fees and expenses of counsel), taxes and penalties of any kind and nature whatsoever (collectively, “Expenses”), to the extent that such Expenses arise out of or are imposed upon or asserted at any time against such Indemnified Persons with respect to the performance of this Agreement, the creation, operation, administration or termination of the Trust, or the transactions contemplated hereby; provided, however, that the Depositor shall not be required to indemnify an Indemnified Person for Expenses to the extent such Expenses result from the willful misconduct, bad faith or negligence of such Indemnified Person, and (iii) advance to each such Indemnified Person Expenses (including reasonable fees and expenses of counsel) incurred by such Indemnified Person, in defending any claim, demand, action, suit or proceeding prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Depositor of an undertaking, by or on behalf of such Indemnified Person, to repay such amount if it shall be determined that such Indemnified Person is not entitled to be indemnified therefor under this Section 6. The obligations of the Depositor under this Section 6 shall survive the resignation or removal of any trustee of the Trust, shall survive the termination of this Agreement and the termination of the Trust.

7. The number of trustees of the Trust initially shall be one (1) and thereafter the number of trustees of the Trust shall be such number as shall be fixed from time to time by a written instrument signed by the Depositor which may increase or decrease the number of trustees of the Trust; provided, however, to the extent required by the Delaware Act, there shall at all times be one trustee of the Trust that shall either be a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law. Subject to the foregoing, the Depositor is entitled to appoint or remove without cause any trustee of the Trust at any time. Any trustee of the Trust may resign upon thirty days’ prior notice to the Depositor and the other trustee(s), if any.
8. This Agreement may be executed in one or more counterparts.
9. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to conflict of laws principles); provided, however, that the provisions of 12 Del. C. § 3540 shall not apply to the Trust and provided, further, that notwithstanding the provisions of Section 3809 of the Delaware Act, to the maximum extent permitted by applicable law, no law of the State of Delaware (whether common law, statutory law, or other law) pertaining to trusts, if and to the extent inconsistent with the provisions of this Agreement, shall be applicable to the Trust or the parties to this Agreement. By way of illustration and not of limitation, 12 Del. C. § 3301, et seq. (Fiduciary Relations) shall not be applicable to the Trust or the parties to this Agreement.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

SOUTHWEST BANCORP, INC., as Depositor

By: Name:	/s/ Rick Green Rick Green
Title:	President and Chief Executive Officer

U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee

By: Name:	/s/ Earl W. Dennison, Jr. Earl W. Dennison Jr.
Title:	Vice President